Metropolitan Series Fund, Inc
June 2003 NSAR

In response to Sub-Item 77Q1 (a) the following documents can be incorporated by reference:

Articles Supplementary of Metropolitan Series Fund, Inc., dated
April 26, 2002, are incorporated by reference to Post-Effective
Amendment No. 35 to the Registration Statement of Metropolitan
Series Fund, Inc. filed on April 30, 2003.

Articles Supplementary of Metropolitan Series Fund, Inc., dated
April 18, 2003, are incorporated by reference to Post-Effective
Amendment No. 35 to the Registration Statement of Metropolitan
Series Fund, Inc. filed on April 30, 2003.

Articles of Amendment of Metropolitan Series Fund, Inc., dated
April 26, 2002, are incorporated by reference to Post-Effective
Amendment No. 35 to the Registration Statement of Metropolitan
Series Fund, Inc. filed on April 30, 2003.

Articles of Amendment of Metropolitan Series Fund, Inc., dated
April 18, 2003, are incorporated by reference to Post-Effective
Amendment No. 35 to the Registration Statement of Metropolitan
Series Fund, Inc. filed on April 30, 2003.